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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 3, 2001 (Date of earliest event reported)

D E E R E & C O M P A N Y
(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)

1-4121 (Commission File Number)

36-2382580 (IRS Employer Identification No.)

One John Deere Place Moline, Illinois 61265 (Address of principal executive offices and zip code)

(309)765-8000 (Registrant's telephone number, including area code)

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(Former name or former address, if changed since last report.)

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Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(c)	Exhibits

		(99)	Press release and additional information

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ MICHAEL A. HARRING Michael A. Harring Secretary

Dated: October 3, 2001

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Exhibit Index

Number and Description of Exhibit		Sequential Page Number

(99)	Press release and additional information	Page 5

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EXHIBIT 99

Deere & Company One John Deere Place Moline, IL 61265 USA Phone: 309-765-8000 www.JohnDeere.com

NEWS RELEASE For Immediate release: - October 3, 2001

For information, call: Ken Golden, Manager, Public Relations 309-765-5678 / goldenken@johndeere.com

John Deere purchases Richton to expand irrigation services

MOLINE, Illinois -- Deere & Company announced today that it has completed the purchase of Richton International Corporation. The transaction closed yesterday after approval by Richton's stockholders. Deere had entered into an agreement to acquire Richton in May 2001.
          Richton has two primary lines of business: Century Supply, the nation's largest distributor of landscape irrigation equipment and the Richton Technology Group, two providers of computer hardware, software and systems support. Irrigation equipment sales make up about 80 percent of Richton's total revenues. Deere will combine the Century Supply distribution business with its previously acquired McGinnis Farms business into John Deere Landscapes, Inc.
          "Completing this purchase establishes John Deere Landscapes as the clear national leader in the irrigation business," said John Jenkins, president of John Deere's Worldwide Commercial and Consumer Equipment Division. "It solidifies our plan to expand overall service and products to customers in the landscaping and irrigation business." Deere is currently evaluating the strategic options for Richton's information technology groups.
          Under the terms of the agreement, stockholders of Richton were entitled to receive either cash or common stock of Deere, depending on stockholders' elections. Deere has been informed by the exchange agent that elections to receive Deere common stock have been made with respect to more than 51 percent of the outstanding shares of Richton common stock and, accordingly, each share with respect to which an election to receive Deere common stock has been made will be converted into 0.9697 of a share of Deere common stock and Richton stockholders who submitted valid elections to convert their shares into cash, and those who did not make an election, will receive $36.1299 in cash for each share.
         This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. More detailed information about risks and uncertainties is contained in Deere's and Richton's filings with the Securities and Exchange Commission
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